UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                        October 13, 1998 (April 30, 1998)

                                    333-03344
                            (Commission File Number)

                                   SUSA PARTNERSHIP, L.P.
              (Exact name of registrant as specified in its charter)


                 Tennessee                              62-1554135
      State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization              Identification Number)

165 Madison Avenue, Suite 1300, Memphis, TN                38103
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (901) 252-2000

 ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

SUSA Partnership, L.P., (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period April 30, 1998 through September 25, 1998, the acquisition of 35 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P. (the "Partnership"), a limited partnership in which the Company is the sole general partner and owns approximately a 91% interest as of the date of this report. The Acquired Facilities contain approximately 2,347,000 square feet, are located in 14 states and were purchased for approximately $180,123,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee, the issuance of $200 million senior unsecured notes, units of limited partnership interest in the Company ("Units"), the assumption of mortgages and through the use of capital leases. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following provides certain additional information concerning the Acquired
Facilities:

                                                                                      DATE OF
LOCATION                          SELLER                                           ACQUISITION
--------                          ------                                           -----------
West Palm Beach, FL               CMV Partners                                         4/30/98
Columbus, OH                      Grandview Storage Associates                          5/4/98
Spring, TX                        CB Commercial                                         5/6/98
Tempe, AZ                         Mini Pockets, L.L.C.                                 5/28/98
West New York, NJ                 Hudson Mini Storage, Inc.                             6/3/98
Las Vegas, NV                     Charleston/Jones Mini Storage                         6/4/98
Pineville, NC                     Superior Storage, L.L.C.                             6/26/98
Abington, MA                      Extraspace of Abington, L.C.                         6/29/98
Henderson, NV                     Whitney Mesa Minis L.L.C.                            6/29/98
Kendall, FL                       Budget Mini Storage, Inc.                            6/30/98
Albuquerque, NM                   Tony O. Scarton and Judith K. Scarton                6/30/98
Columbus, OH                      J.A.S. Group                                         7/16/98
Whitehall, OH                     J.A.S. Group                                         7/16/98
Columbus, OH                      J.A.S. Group                                         7/16/98
Columbus, OH                      J.A.S. Group                                         7/16/98
Columbus, OH                      J.A.S. Group                                         7/16/98
Columbus, OH                      J.A.S. Group                                         7/16/98
Los Alamitos, CA                  Los Al U-Store & Lock                                7/31/98
Los Angeles, CA                   West Pico Associates                                 8/27/98
Shelby, MI                        Pogoda Companies & Maurice Pogoda                     9/4/98
Canton, MI                        Pogoda Companies & Maurice Pogoda                     9/4/98
Belleville, MI                    Pogoda Companies & Maurice Pogoda                     9/4/98
Ypsilanti, MI                     Pogoda Companies & Maurice Pogoda                     9/4/98
Chesterfield Township, MI         Pogoda Companies & Maurice Pogoda                     9/4/98
Southgate, MI                     Pogoda Companies & Maurice Pogoda                     9/4/98
                                                                                      DATE OF
LOCATION                          SELLER                                           ACQUISITION
--------                          ------                                           -----------
Mount Clemens, MI                 Pogoda Companies & Maurice Pogoda                     9/4/98
                                  River Road Limited Patnership & DMMJ
Bethesda, MD                      Limited Partnership                                  9/14/98
Los Angeles, CA                   Bondie O. Gabrell & Carrie D. Gambrell               9/25/98
Brooklyn, NY                      Vestpro Corporation                                  9/25/98
Long Island City, NY              Vestpro Corporation                                  9/25/98
Brooklyn, NY                      Vestpro Corporation                                  9/25/98
Bronx, NY                         Vestpro Corporation                                  9/25/98
New York, NY                      Vestpro Corporation                                  9/25/98
New York, NY                      Vestpro Corporation                                  9/25/98
Philadelphia, PA                  Vestpro Corporation                                  9/25/98


The following unaudited data related to the Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:

                                        RENT PER
                             SQUARE      SQUARE   ECONOMIC   PHYSICAL  TOTAL   CONTRACT
      LOCATION                FEET        FOOT    OCCUPANCY OCCUPANCY  UNITS    PRICE
      --------                ----        ----    --------- ---------  ------   -----
Acquired Facilities:
West Palm Beach, FL           52,345     $11.34     50%      57%       604   $2,900,000
Columbus, OH                  62,300      $8.64     70%      78%       511   $2,899,374
Spring, TX                    73,121      $6.72     35%      54%       540   $2,300,000
Tempe, AZ                     44,250     $10.67     84%      90%       533   $3,000,000
West New York, NJ             45,437     $15.22     81%      96%     1,297   $3,150,000
Las Vegas, NV                 59,706      $9.45     84%      37%       740   $3,400,000
Pineville, NC                 47,565     $11.55     38%      43%       499   $2,826,000
Abington, MA                  45,775     $12.71     90%      96%       425   $3,150,000
Henderson, NV                114,650     $10.79     49%      69%     1,179   $5,885,000
Kendall, FL                   76,711     $15.14     69%      77%     1,082   $5,462,500
Albuquerque, NM               49,615      $8.14     66%      78%       505     $950,000
Columbus, OH                  22,750      $7.30     58%      95%       174   $1,050,000
Whitehall, OH                 50,025      $7.15     74%      79%       401   $2,100,000
Columbus, OH                  64,250      $6.86     69%      72%       454   $2,650,000
Columbus, OH                  54,475      $7.71     90%      95%       427   $2,570,000
Columbus, OH                  58,795      $7.90     76%      85%       367   $2,600,000
Columbus, OH                  30,350      $7.28     62%      76%       214   $1,300,000
Los Alamitos, CA              81,803     $13.08     94%      96%     1,051   $7,500,000
Los Angeles, CA               61,518     $12.64     90%      94%       693   $4,150,000
Shelby, MI                    94,000      $8.54     85%      89%       631   $6,097,549
Canton, MI                    62,800      $8.76     84%      92%       365   $3,918,823
Belleville, MI                85,561     $10.06     80%      91%       811   $5,942,286
Ypsilanti, MI                 68,400     $10.85     76%      83%       636   $4,992,654
Chesterfield Township, MI     65,020      $9.08     78%      92%       480   $3,960,581

Southgate, MI                 46,650     $10.41     70%      77%       390   $3,492,718
Mount Clemens, MI             44,600      $9.78     77%      84%       475   $2,980,822
Bethesda, MD                  41,282     $22.58     88%      98%       592   $7,450,000
Los Angeles, CA               53,964     $14.28     88%      85%       716   $2,975,000
Brooklyn, NY                  97,048     $21.94     95%      95%     2,045  $12,284,000
Long Island City, NY         140,323     $20.34     81%      78%     2,552  $15,648,000
Brooklyn, NY                 101,662     $19.50    101%      94%     2,012  $12,292,000
Bronx, NY                    101,652     $21.17     81%      82%     1,845  $10,408,000
New York, NY                  77,268     $29.60     53%      50%     1,311  $11,750,000


                                RENT PER
                      SQUARE    SQUARE    ECONOMIC  PHYSICAL  TOTAL     CONTRACT
      LOCATION         FEET      FOOT     OCCUPANCY OCCUPANCY UNITS      PRICE
      --------         ----      -----    ------------------  -----       -----

New York, NY             51,875     $27.82     17%      16%       936   $9,500,000
Philadelphia, PA        119,847     $11.93     85%      71%     1,958   $6,588,000
                     =============================================================
Total Acquired
Facilities            2,347,393     $13.48     78%      75%    29,451 $180,123,307
                     =============================================================


ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED

      It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this Report.

(B)   PRO FORMA FINANCIAL INFORMATION

      It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to
      Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 60 days of the date of filing of this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DATED:  October 13, 1998

                                          SUSA PARTNERSHIP, L.P.
                                          By STORAGE USA, INC.,
                                          General Partner

                                          By: /s/ Christopher P. Marr
                                          ---------------------------
                                          Christopher P. Marr
                                          CHIEF FINANCIAL OFFICER
                                          (PRINCIPAL FINANCIAL AND ACCOUNTING
                                          OFFICER)